CONVERTIBLE SECURED DEBENTURE PURCHASE AGREEMENT

THIS CONVERTIBLE SECURED DEBENTURE PURCHASE AGREEMENT is entered into as of the 17th day of October, 2008, by and between WinSonic Digital Media Group, Ltd., a Nevada corporation (the "**Corporation**"), with its principal place of business located at 101 Marietta Street, Suite 2600, Atlanta, GA 30303, and Simmons-Richardson LLC, a Georgia limited liability company (the "**Investor**"), with its principal place of business at 440 Beverly Road N.E., Atlanta, GA 30309.

WHEREAS, the Investor wishes to purchase from the Corporation, and the Corporation wishes to sell to the Investor, convertible secured debentures in the aggregate principal amount not to exceed $250,000 (the "**Commitment**");

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Reservation of Shares of Common Stock. The Corporation has authorized and reserved and covenants to continue to reserve, free and clear of preemptive and other preferential rights, a sufficient number of its previously authorized but unreserved shares of Common Stock, par value $.001 per share (the "**Common Stock**"), to satisfy the rights of conversion of the holders of up to $250,000 principal amount of convertible debentures due March 31, 2009 (each a "**Convertible Debenture**" and collectively, the "**Convertible Debentures**"), the form of which is attached hereto as Exhibit 1.

Section 2. Purchase and Sale of the Convertible Debentures.

2.1 General. The Corporation agrees to sell to the Investor, and the Investor agrees to purchase from the Corporation, from time to time on any business day during the period from the date hereof until the six month anniversary of the date hereof (the "**Expiration Date**") in an amount not to exceed at any time the difference between the Commitment and the aggregate principal amount of Convertible Debentures purchased and sold hereunder (the "**Unused Commitment**"). This Agreement shall automatically terminate on the Expiration Date.

2.2 Notice of Debenture Issuance. Each purchase and sale of Convertible Debentures hereunder (each a "**Debenture Issuance**") shall be made on notice, given by the Company to the Investor not later than 11:00 A.M. (New York City time) on the second business day prior to the date of the proposed Debenture Issuance. Each notice of a Debenture Issuance (a "**Notice of Debenture Issuance**") shall be delivered in writing and shall specify therein:

(i) the requested date of such Debenture Issuance, which shall be a business day (each, a "**Closing Date**");

(ii) the requested aggregate amount of such Debenture Issuance (each, an "**Issuance Amount**"); and

(iii) the proposed use of proceeds for such Debenture Issuance.

Section 3. Delivery of the Convertible Debentures. The closing hereunder with respect to each Debenture Issuance (each, a "**Closing**") shall take place at such mutually agreed to time and place. At each Closing, the Corporation shall deliver to the Investor a Convertible Debenture in the principal amount of the applicable Issuance Amount, registered in the name of the Investor. Delivery to the Investor shall be made against receipt by the Corporation of the full amount of the purchase price for the Convertible Debenture being purchased by the Investor on such Closing Date by wire transfer of immediately available funds to an account specified in writing by the Corporation. Notwithstanding anything to the contrary contained in this Agreement, the first Closing shall take place on the first business day following the date hereof, and the Corporation shall deliver to the Investor a Convertible Debenture in the principle amount of $131,500, against receipt by the Corporation of the full amount of $131,500 as aforesaid. The Corporation shall use the proceeds of such first Closing for the purposes set forth on Exhibit 2 attached hereto.

Section 4. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Investor as follows:

4.1 Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby.

4.2 Capitalization. The entire authorized capital stock of the Corporation and the rights to acquire capital stock of the Corporation consists of (A) 200,000,000 shares of Common Stock of which (i) 95,421,519 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, (ii) 2,083,333 shares have been reserved for issuance upon conversion of the Convertible Debenture, (iii) 2,083,333 shares have been reserved for issuance upon the exercise of the Warrants (as hereinafter defined), and (iv) no shares are held as treasury shares and (B) 20,000,000 shares of preferred stock, $0.001 par value per share.

4.3 Reporting Company Status. The Corporation has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and the Common Stock is listed and traded on the Over the Counter Bulletin Board.

4.4 Authorization of this Agreement and the Convertible Debentures. The execution, delivery and performance by the Corporation of this Agreement and the Closing documents listed in Section 6.1.1 hereof (this Agreement and said Closing documents being referred to herein as the "**Closing Documents**") have been duly authorized by all requisite corporate action. The Closing Documents have been or will be duly executed and delivered on behalf of the Corporation and constitute or will constitute the valid and binding obligations

of the Corporation, enforceable in accordance with their respective terms subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance of the Closing Documents, the issuance, sale and delivery of the shares of Common Stock issuable upon conversion of the Convertible Debentures (the "**Reserved Shares**") and the Commitment Shares (as defined below), and compliance with the provisions hereof and thereof by the Corporation, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation under, the Certificate of Incorporation or By-Laws or any note, indenture, mortgage, lease, license agreement, or other material agreement to which the Corporation is a party or by which it or any material portion of its property is bound or affected.

4.5 Authorization of Reserved Shares and Commitment Shares. The issuance, sale and delivery by the Corporation of the Reserved Shares have been duly authorized by all requisite corporate action of the Corporation, and the Reserved Shares and the Commitment Shares have been duly reserved for issuance upon conversion of all or any of the Convertible Debentures. The Commitment Shares are, and when so issued and delivered upon conversion of a Convertible Debenture, the Reserved Shares will be, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

Section 5. Representations and Warranties of the Investor. The Investor represents and warrants to the Corporation that:

5.1 Organization. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby.

5.2 Authorization of this Agreement and the Convertible Debentures. The execution, delivery and performance by the Investor of the Closing Documents has been duly authorized by all requisite corporate action. The Closing Documents have been or will be duly executed and delivered on behalf of the Investor and constitute or will constitute the valid and binding obligations of the Investor, enforceable in accordance with their respective terms subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance of the Closing Documents and compliance with the provisions hereof and thereof by the Investor, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give

rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Investor under, the organizational documents or agreements of the Investor or any note, indenture, mortgage, lease, license agreement, or other material contract, or agreement to which the Investor is a party or by which it or any material portion of its property is bound or affected.

5.3 Acquiring for Own Account. The Investor is acquiring the Convertible Debentures, the Commitment Shares and the Warrants (as hereinafter defined), and, in the event the Investor should acquire Reserved Shares upon conversion of a Convertible Debenture or any shares of Common Stock on exercise of the Warrants (the "**Warrant Shares**"), for its own account, for investment and not for, with a view to or in connection with the distribution thereof.

5.4 Not Registered Securities. The Investor understands that none of the Convertible Debentures, the Commitment Shares, the Reserved Shares, the Warrants or the Warrant Shares has been registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, that such shares are characterized as "restricted securities" under the federal securities laws, and that the Convertible Debenture, the Commitment Shares, the Reserved Shares, the Warrants and the Warrant Shares are subject to the restrictions set forth in this Agreement and must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. The Convertible Debentures, the Commitment Shares, and any Reserved Shares issued upon conversion shall bear a legend to such effect.

5.5 Rule 144. The Investor understands that the exemption from registration afforded by Rule 144 promulgated by the Securities and Exchange Commission (the "**Commission**") under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

5.6 Sufficient Knowledge. The Investor (i) has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of companies comparable to the Corporation so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and (ii) is able to bear the economic risk of such investment. The Investor is an "accredited investor" with the meaning of Regulation D under the Securities Act.

5.7 Furnished All Materials. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Corporation and materials relating to the offer and sale of the Convertible Debentures which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Corporation and have received complete and satisfactory answers to any such inquiries.

5.8 Legends. The investor acknowledges and agrees that all certificates representing the securities to be issued pursuant hereto shall have endorsed thereon legends in

substantially the following form (in addition to any other legend which may be required by other agreements between the parties hereto):

> "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1922, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

Section 6. Conditions Precedent to Closing by the Investor.

6.1 Initial Closing. The obligation of the Investor to purchase and pay for the Convertible Debenture being purchased by the Investor on the initial Closing Date is subject to satisfaction of the following conditions precedent at or before the initial Closing:

6.1.1 Closing Documents. The Corporation shall have executed and delivered to Investor each of:

(i) an Investor Rights Agreement substantially in the form of Exhibit 3 hereto;

(ii) a Security Agreement substantially in the form of Exhibit 4 hereto;

(iii) a Warrant To Purchase Shares of Common Stock ("**Warrants**") to purchase 2,083,333 shares of Common Stock (the "**Warrant Shares**") at $.12 per share, exercisable for two years following the initial Closing Date substantially in the form of Exhibit 5 hereto.

6.1.2 Shares. The Corporation shall have issued to the Investor 250,000 shares of Common Stock of the Corporation ("**Commitment Shares**").

6.2 Each Debenture Issuance. The obligation of the Investor to purchase and pay for the Convertible Debentures being purchased at each applicable Closing (including the initial Closing), is subject to the satisfaction of the following conditions precedent on or before each applicable Closing (including the initial Closing).

6.2.1 Representations and Warranties Correct. The representations and warranties made by the Corporation in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects at the time of the Closing, with the same force and effect as if they had been made at and as of the time of the Closing unless otherwise provided therein.

6.2.2 Compliance with Covenants. The Corporation shall have duly complied with and performed all material covenants and agreements of the Corporation herein which are required to be complied with and performed at or before the Closing.

6.2.3 Use of Proceeds. Investor shall, in its reasonable discretion, approve the use of proceeds provided in the applicable Notice of Debenture Issuance.

6.3 Each Debenture Issuance. The obligation of the Corporation to sell the Convertible Debentures being purchased at each applicable Closing (including the initial Closing), is subject to the satisfaction of the following conditions precedent on or before each applicable Closing (including the initial Closing).

6.3.1 Representations and Warranties Correct. The representations and warranties made by the Investor in Section 5 hereof shall be true and correct when made, and shall be true and correct in all material respects at the time of the Closing, with the same force and effect as if they had been made at and as of the time of the Closing unless otherwise provided therein.

6.3.2 Compliance with Covenants. The Investor shall have duly complied with and performed all material covenants and agreements of the Corporation herein which are required to be complied with and performed at or before the Closing.

Section 7. Successors and Assigns. This Agreement shall not be assignable, in whole or in part, by either party without the prior written consent of the other party. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and the Investor and their respective successors and permitted assigns.

Section 8. Entire Agreement. This Agreement and the other documents expressly referred to herein contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

Section 9. Notices. Any notice or communication given pursuant to this Agreement by any party to any other party shall be in writing and will be deemed sufficiently given upon personal delivery, one business day after transmission by facsimile, four days after deposit in the United States mail by first class mail, postage prepaid, or two days after deposit with any express courier, postage prepaid, to the parties at the following addresses or to such other address as either party may hereafter designate to the others by like notice:

(i) if to the Corporation, to:

101 Marietta Street
Suite 2600
Atlanta, GA 30303
Attention: Winston D. Johnson
Tel: (404) 230-5705, ext. 2233
Fax: (404) 230-0300

with a copy to:

Hogan & Hartson LLP
875 Third Avenue
New York, NY 10022
Attention: David L, Kovacs, Esq.
Tel: (212) 918-3000
Fax: (212) 918-3100

(ii) if to the Investor, to:

Arthur Richardson
Simmons-Richardson LLC
440 Beverly Road N.E.
Atlanta, GA 30309
Tel: (404) 229-6280
Fax: (404) 815-8140

and

Norbert Simmons
5325 Fisher Island Drive
Fisher Island, FL 33109
Tel: (404) 942-7997
Fax: (305) 538-1497

Section 10. Amendments and Waivers. No amendment or modification of this Agreement may be made or be effective unless and until it is set forth in writing and signed by all parties hereto. No waiver of any right under this Agreement will be effective unless expressly set forth in a writing signed by each party against whom such waiver is asserted. No course of dealing between the parties will operate as a waiver of any party's rights under this Agreement. A waiver on any one occasion will not be construed as a bar to or waiver of any right or remedy on any future occasion.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

Section 12. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 13. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Section 14. Governing Law. This Agreement shall be governed by, and constituted and enforced in accordance with the laws of the State of Georgia as in effect from time to

time, without giving effect to any choice of laws or conflict of laws principles thereof. Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in Georgia, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

Section 15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer as of the day and year first written above.

WINSONIC DIGITAL MEDIA GROUP, LTD.

By: ______________________
Name: Winston D. Johnson
Title: Chairman & CEO

SIMMONS-RICHARDSON LLC

By: ______________________
Name: Arthur Richardson
Title: Member

Exhibit 1

CONVERTIBLE DEBENTURE

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY.
$[____________]

[____________ __, ____]

Number: CSD [___]

FOR VALUE RECEIVED, the undersigned, WINSONIC MEDIA GROUP, LTD., a Nevada corporation (the "Corporation"), promises to pay to the order of SIMMONS-RICHARDSON LLC, a Georgia limited liability company ("Payee"), at the address set forth pursuant to Section 11(d) hereof, in lawful money of the United States of America and in immediately available funds, the principal amount of [______________________________] DOLLARS ($_______) on March 31, 2009, and interest monthly on the unpaid principal amount of this Convertible Debenture (this "Convertible Debenture") from time to time outstanding, from the date hereof (the "Issue Date") until maturity, at the rate of 12% per annum (calculated on the basis of a year of 365 days). In addition, the Payee is entitled to convert up to 100% of the principal amount of this Convertible Debenture, into fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Corporation ("Common Stock"), in accordance with the terms and conditions hereinafter set forth.

This Convertible Debenture is issued by the Corporation to Payee pursuant to the Purchase Agreement (as defined below).

In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Convertible Debenture shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

Section 1. Definitions. For purposes of this Convertible Debenture, the following terms shall have the meanings set forth below:

"Purchase Agreement" means the Convertible Secured Debenture Purchase Agreement, dated as of October 17, 2008, between the Payee and the Corporation.

"Change of Control" means, at any time:

(a) any "person" or "group" (each as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (other than Winston D. Johnson and any affiliate of Winston D. Johnson) that either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of voting interests of the Corporation (or securities convertible into or exchangeable for such voting interests) representing 35% or more of the combined voting power of all voting interests of the Corporation (on a fully diluted basis) or (B) otherwise has the ability, directly or indirectly, to elect a majority of the Board of Directors of the Corporation;

(b) any Person or two or more Persons (other than Winston D. Johnson) acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Corporation; or

(c) with respect to any pledge or other security agreement covering all or any portion of the shares of capital stock of the Corporation that are owned beneficially and of record by any of the stockholders of the Corporation or their nominees, one or more secured parties or pledgees thereunder shall become the holder of record of any such shares representing thirty-five percent (35%) or more of the combined voting power of all voting interests of the Corporation (on a fully diluted basis) or shall receive dividends or other cash or cash equivalent distributions (including, without limitation, stock repurchases) in respect thereof, or shall proceed to exercise voting or other consensual rights in respect thereof (whether by proxy, voting or other similar arrangement or otherwise), or shall otherwise commence to realize upon such percentage of such shares.

(d) Winston D. Johnson shall (A) cease to be the Chief Executive Officer of the Corporation, (B) cease to be a director of the Corporation, or (C) cease to hold more than seven percent (7%) of the Common Stock of the Corporation on a fully diluted basis, exclusive of shares of Common Stock issued or issuable to the Purchaser.

"Person" means any individual, corporation, partnership, limited liability Corporation, joint venture, association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof.

Section 2. Prepayment. The Corporation may prepay the principal amount, in whole or in part, along with interest accrued thereon, at any time, provided that this Convertible Debenture shall not be prepayable without at least 10 days prior written notice to the Payee. In addition, upon:

(a) a Change in Control; or

(b) a sale of substantially all of the Corporation's assets;

the Payee will have the right to require the Corporation to prepay the then outstanding principal amount of this Convertible Debenture, plus accrued but unpaid interest to the date of prepayment. The Payee of this Convertible Debenture will give the Corporation notice of any such required prepayment within 90 days after the occurrence of an event described in (a) or (b) above. In the event the Payee requires such prepayment be made such prepayment shall be

payable no later than 15 Business Days after the date the prepayment notice is given. The prepayment will be paid by wire transfer in same day funds.

Section 3. Payment.

(a) This Convertible Debenture shall bear interest at 12% per annum from the Issue Date until maturity, payable monthly in arrears commencing October 31, 2008.

(b) Payment of any unpaid principal amount of this Convertible Debenture shall be due on March 31, 2009.

(c) Payment of principal and interest on this Convertible Debenture shall be made by wire transfer or by check sent to the Payee's address set forth pursuant to Section 13 hereof, in lawful money of the United States of America.

(d) If any payment date falls on a date which is not a Business Day such payment shall not be due until the next succeeding Business Day.

Section 4. Events of Default.

(a) Each of the following shall constitute an "Event of Default" hereunder:

(i) the Corporation shall fail to pay when due any payment or prepayment of principal required under this Convertible Debenture, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise;

(ii) the Corporation shall fail to pay, for 15 days after the same shall become due and payable, any interest on this Convertible Debenture or any other amount payable under this Convertible Debenture; or

(iii) any representation, warranty or statement made by the Corporation under the Purchase Agreement shall prove to have been untrue or inaccurate in any material respect on the date as of which made or deemed made and such default shall not have been remedied or waived by Payee within 45 days after receipt of notice of such default from Payee; or

(iv) the Corporation shall default in any material respect in the performance of or compliance with any term, covenant or agreement contained in the Purchase Agreement or this Convertible Debenture (except as otherwise provided in this section) and such default shall not have been remedied or waived by Payee within 30 days after receipt of notice of such default from Payee; or

(v) the Corporation shall (a) make an assignment for the benefit of creditors, (b) petition or apply for the appointment of a liquidator, receiver or the like, (c) commence, acquiesce in or consent to any proceeding relating to it under any bankruptcy, insolvency or similar law, or (d) admit in writing its inability to pay its debts as they mature; or

(vi) the voluntary filing by the Corporation of, or consent by, the Corporation to any petition in bankruptcy or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief with respect to the Corporation, or the admission in writing by the Corporation of its inability to pay its debts as they become due; or

(vii) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Corporation, or ordering relief against the Corporation in response to the commencement of any involuntary bankruptcy case, or approving as properly filed a petition seeking reorganization or liquidation of the Corporation under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court of competent jurisdiction over the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Corporation, or of the property of the Corporation, or for the winding up or liquidation of the affairs of the Corporation, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 90 days;

Upon the occurrence of any of the foregoing Events of Default, the entire unpaid balance hereof, together with unpaid interest thereon, shall at the option of Payee, and upon written notice from Payee (except with respect to defaults under clauses (v) through (vii) as to which the Event of Default shall be automatic and no notice shall be required), become immediately due and payable, and Payee may forthwith exercise the remedies available to Payee at law and in equity as well as those remedies set forth in this Convertible Debenture, and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof; and no failure on the part of Payee to exercise any of Payee's rights hereunder shall be deemed a waiver of any such rights or of any default.

Such acceleration of the maturity of amounts due under this Convertible Debenture shall not affect, and shall be cumulative of, any other rights and remedies which the Payee may have at law, in equity or otherwise. All rights and remedies hereunder shall be cumulative and in addition to those provided by law, and may be exercised separately, concurrently or successively.

Section 5. Conversion Rights.

(a) Payee's Right to Convert. The Payee, subject to the terms and provisions of this Section 5, may elect to convert up to 100% of the principal amount of this Convertible Debenture into the Corporation's Common Stock at a conversion price of $.12 per share (as adjusted pursuant to Section 6 or 7, the "Conversion Price") The number of shares of Common Stock into which the Converting Amount (as defined below) shall convert shall be determined by dividing the Converting Amount by the Conversion Price.

The conversion rights of the Payee may be exercised by the Payee partially or in full, in its sole discretion, from the Issue Date. The exercise of such rights on any one or more occasions shall not in any way impair or limit the rights and remedies available to the Payee to take any

and all actions available to it under the Convertible Debenture to collect any amounts due to the Payee under the Convertible Debenture which have not been converted to Common Stock.

(b) Method of Conversion. The Payee shall exercise its rights to convert, as described herein, by the delivery to the Corporation at its address set forth in Section 10(d) hereof (with a copy delivered to Hogan & Hartson LLP at its address set forth in Section 10(d)), of an irrevocable written notice (a "Conversion Notice") stating (i) a date on which conversion is sought to be made (the "Conversion Date"), which must be on a Business Day, (ii) the principal amount of the Convertible Debenture which the Corporation intends to convert (the "Converting Amount"), (iii) the name and denominations in which the certificate or certificates for the shares of the Common Stock are to be issued, and (iv) any reasonable instruction for delivery thereof. Promptly (and in any event within five Business Days after the Conversion Date) after such surrender and the receipt of such written notice, together with the certificate or certificates representing the Converting Amount, the Corporation shall issue and deliver to the Payee, the certificate or certificates (which shall contain any appropriate or necessary legends) evidencing the shares of Common Stock issuable upon such conversion. The Corporation will also issue to the Payee a new Convertible Debenture in the principal amount remaining after such conversion, dated the date hereof, and otherwise upon all of the terms and conditions and in the form hereof.

To the extent surrendered to the Corporation for conversion, this Convertible Debenture shall be canceled by the Corporation. This Convertible Debenture shall be deemed to have been converted as of the close of business on the Conversion Date, and at such time the rights of the Payee, as holder thereof, shall cease to the extent of the portion of the Convertible Debenture converted, and upon receipt of the shares of Common Stock issuable upon conversion, shall be treated for all purposes as the record holder thereof at such time.

(c) Notwithstanding the foregoing, in the event the Payee fails to deliver the Convertible Debenture on the Conversion Date, the principal amount of such Convertible Debenture shall be deemed to have been reduced by the Converting Amount.

(d) The Corporation shall at all time reserve and keep available out of its authorized but unissued shares, or its treasury shares, of the Common Stock, solely for the purpose of issue or delivery upon conversion of this Convertible Debenture as herein provided, such number of shares of Common Stock as shall then be issuable or deliverable upon the conversion of this Convertible Debenture. The Corporation covenants that all shares of Common Stock which shall be so issuable or deliverable shall, when issued or delivered, be duly and validly issued and fully paid and non-assessable.

(e) The certificate for shares of Common Stock issued upon conversion shall, if appropriate, bear a legend stating as follows:

> The shares evidenced by this certificate have not been registered under the Securities Act of 1933 as amended (the "Act") or any state securities laws and may not be sold or transferred except in transactions exempt from registration under the Act or any applicable state securities laws or pursuant to an effective Registration Statement under the Act.

Section 6. Merger or Consolidation. In case the Corporation shall merge with or consolidate into another corporation or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business (in either one transaction or a series of transactions) and, pursuant to the terms of such merger, consolidation or disposition of assets, cash or shares of stock or other securities, property or assets of the Corporation, or a successor or transferee or affiliate thereof, are to be received by or distributed to the holders of Common Stock, the Payee shall be given a written notice from the Corporation informing the Payee of the terms of such merger, consolidation or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least 10 days in advance of such recorded date, and the Payee shall have the right thereafter to receive upon conversion of this Convertible Debenture, as permitted herein, the number of shares of stock or other securities property or assets of the Corporation, or a successor or transferee or affiliate thereof, or cash, receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of the Common Stock equal to the number of shares of the Common Stock into which the Convertible Debenture was convertible as of the date of such transaction.

Section 7. Adjustments. If the Corporation shall (i) pay a dividend or make a distribution on the outstanding Common Stock or (ii) subdivide the outstanding Common Stock, the Conversion Price shall be adjusted proportionately such that the holder of the Convertible Debenture surrendered for conversion after the record date for such dividend or distribution (which for this purpose shall be the close of business on the date fixed by the Board as the record date), or after the close of business on the effective date of such subdivision shall have the right thereafter to receive upon conversion of the Convertible Debenture the aggregate number and kind of shares of capital stock of the Corporation, cash or other assets which such holder would have been entitled to receive if the Convertible Debenture had been converted immediately prior to such record date.

Section 8. No Transfers. The Payee shall not sell or transfer all or any part of this Convertible Debenture.

Section 9. Collateral. The obligations under this Convertible Debenture shall be secured by the Security Agreement dated as of October 17, 2008 made by the Corporation in favor of the Payee.

Section 10. Replacement of Debenture. Upon receipt of evidence reasonable satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Convertible Debenture and of a letter of indemnity satisfactory to the Corporation from the Payee, and upon reimbursement to the Corporation of all reasonable expenses incident thereto, and upon surrender or cancellation of this Convertible Debenture, if mutilated, the Corporation will make and deliver a new Convertible Debenture of like tenor in lieu of such lost, stolen, destroyed or mutilated Convertible Debenture.

Section 11. Successors and Assigns. This Convertible Debenture shall not be assignable, in whole or in part, by either party without the prior written consent of the other party. The provisions of this Convertible Debenture shall inure to the benefit of, and be binding upon, the Corporation and Payee and their respective successors and permitted assigns.

Section 12. Entire Agreement. This Convertible Debenture and the other documents expressly referred to herein contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

Section 13. Notices. Any notice or communication given pursuant to this Convertible Debenture by any party to any other party shall be in writing and will be deemed sufficiently given upon personal delivery, one business day after transmission by facsimile, four days after deposit in the United States mail by first class mail, postage prepaid, or two days after deposit with any express courier, postage prepaid, to the parties at the following addresses or to such other address as either party may hereafter designate to the others by like notice:

(i) if to the Corporation, to:

101 Marietta Street
Suite 2600
Atlanta, GA 30303
Attention: Winston D. Johnson
Tel: (404) 230-5705, ext. 2233
Fax: (404) 230-0300

with a copy to:

Hogan & Hartson LLP
875 Third Avenue
New York, NY 10022
Attention: David L, Kovacs, Esq.
Tel: (212) 918-3000
Fax: (212) 918-3100

(ii) if to Payee, to:

Arthur Richardson
Simmons-Richardson LLC
440 Beverly Road N.E.
Atlanta, GA 30309
Tel: (404) 229-6280
Fax: (404) 815-8140

and

Norbert Simmons
5325 Fisher Island Drive
Fisher Island, FL 33109
Tel: (404) 942-7997
Fax: (305) 538-1497

Section 14. Amendments and Waivers. No amendment or modification of this Convertible Debenture may be made or be effective unless and until it is set forth in writing and signed by all parties hereto. No waiver of any right under this Convertible Debenture will be effective unless expressly set forth in a writing signed by each party against whom such waiver is asserted. No course of dealing between the parties will operate as a waiver of any party's rights under this Convertible Debenture. A waiver on any one occasion will not be construed as a bar to or waiver of any right or remedy on any future occasion.

Section 15. Headings. The headings of the various sections of this Convertible Debenture have been inserted for convenience of reference only and shall not be deemed to be a part of this Convertible Debenture.

Section 16. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Section 17. Governing Law. This Convertible Debenture shall be governed by, and constituted and enforced in accordance with the laws of the State of Georgia as in effect from time to time, without giving effect to any choice of laws or conflict of laws principles thereof. Any legal action, suit or proceeding arising out of or relating to this Convertible Debenture or the transactions contemplated hereby may be instituted in any state or federal court in Georgia, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

Section 18. Severability. Any provision of this Convertible Debenture that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, the Corporation has caused this Convertible Debenture to be executed by its duly authorized officer as of the day and the year first written above.

WINSONIC DIGITAL MEDIA GROUP, LTD.

By: ______________________________
Name: Winston D. Johnson
Title: Chairman & CEO

Exhibit 2

Amount	Use of Proceeds
*$106,500	Previously mutually agreed upon use of proceeds
$ 25,000	Payment of legal fees to Hogan & Hartson
$131,500 (TOTAL)	

* Such amount was advanced by Investor prior to the date hereof.

Exhibit 3

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT, dated as of October 17, 2008 (the "**Agreement**"), is by and among WinSonic Digital Media Group, Ltd., a Nevada corporation (the "**Corporation**"), Winston D. Johnson, a natural person (the "**Substantial Stockholder**") and Simmons-Richardson LLC , a Georgia limited liability company (the "**Investor**").

WHEREAS, the Investor has entered into a Convertible Secured Debenture Purchase Agreement with the Corporation dated as of October 17, 2008 (the "**Purchase Agreement**"), providing for the Investor to purchase convertible debentures of the Corporation ("**Convertible Debentures**"), convertible into common stock, par value $0.001 per share, of the Corporation (the "**Common Stock**"), upon the terms set forth therein;

WHEREAS, in consideration of the Investor entering into the Purchase Agreement, the Corporation has agreed to designate Arthur Richardson (the "**Designee**") as a member of the Board of Directors of the Corporation;

WHEREAS, since the resignation of Dr. Thomas Mensah as a Director of the Corporation in April 2008, there has been a vacancy on the Board of Directors of the Corporation, and the Board of Directors, subject to the terms and conditions set forth in this Agreement, has recommended the appointment of the Designee to fill the unexpired term of the resigning director; and

WHEREAS, in addition, the Corporation desires to grant to the Investor certain pre-emptive rights with respect to Common Stock and certain rights to participate in the management of the Corporation, and the Investor desires to obtain such rights;

NOW, THEREFORE, in consideration of the respective covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Appointment of Director.

1.1 Appointment of Director. The Corporation hereby agrees that the Board of Directors of the Corporation will appoint the Designee as a Director of the Corporation, said appointment shall commence at the time of Designee's choosing by notice to the Corporation, to hold office in accordance with the provisions of the Certificate of Incorporation and the Bylaws of the Corporation.

1.2 Re-nomination of Director. Subject to the provisions of Section 3 hereof, at the request of the Investor, the Designee shall be considered by the Corporation's Board of Directors for nomination for election as a director of the Corporation, for the seat then held by him, at the election to be held at the Corporation's 2009 Annual Meeting of Stockholders on the same basis as all other serving directors of the Corporation are considered for nomination.

1.3 Rights and Duties as Director. The Designee shall be accorded the same rights and privileges and access to information as the other directors of the Corporation and shall perform all the duties of a director of the Corporation and shall commit the requisite time and attention thereto on the same basis as the other directors.

1.4 Compensation. The Designee shall be compensated for his service as a director and reimbursed for his expenses on the same basis as all other non-employee directors of the Corporation are compensated and reimbursed. Any annual retainer will be prorated for any portion of a year for which the Designee serves as a director. The parties hereto acknowledge that at the date hereof the Corporation does not provide any compensation for services as a Director (but does provide reasonable reimbursement of approved expenses), and nothing herein shall require the Corporation to provide any such compensation.

1.5 Indemnification and Insurance. The Designee shall be entitled to the same rights of indemnification as the other directors, except with respect to any action, suit or other proceeding brought by the Investor or its Affiliates, Associates or Representatives or by a third party at their behest. The Corporation shall maintain a policy of Directors' and Officers' Liability Insurance, having such coverage as is reasonably prudent under the circumstances, and the Designee shall be added as an insured party to the same extent as any other non-employee director.

1.6 Information. The Investor agrees to cause the Designee to provide the Corporation with such information concerning the Designee as is required under the proxy rules under the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and the rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "**SEC**") in connection with the preparation and filing of the Corporation's proxy statements relating to its annual meetings of stockholders or its other reports or registration statements to be filed with the SEC.

1.7 SEC Filings. The Investor agrees to file with the U.S. Securities and Exchange Commission. On a timely basis, any and all reports, schedules or other notifications as may be required to be filed by the Investor under the Exchange Act and the rules promulgated by the SEC thereunder in connection with the matters set forth in this Agreement and to cause the Designee to timely make all filings required to be made by the Designee under the Exchange Act and the rules promulgated by the SEC thereunder.

Section 2. Obligations of Substantial Stockholder.

2.1 Subject to the provisions of Section 3 hereof, the Substantial Stockholder agrees, at each annual meeting of stockholders of the Corporation or at any action by written consent taken in lieu thereof, to vote all shares of the Common Stock beneficially owned by him and entitled to vote at such meeting (or consent in lieu thereof) in favor of the election of the Designee as a Director of the Corporation.

2.2 Nothing herein shall be deemed to prevent or otherwise affect the ability the Substantial Stockholder from selling or otherwise transferring any or all of his shares of

Common Stock of the Corporation. The obligations of the Substantial Stockholder hereunder shall not be binding upon any such transferee.

Section 3. Termination of the Obligations of the Corporation and the Substantial Stockholder. The obligations of the Corporation and the Substantial Stockholder set forth in Sections 1 and 2 hereof (the "**Obligations**") shall terminate, and the Corporation and the Substantial Stockholder shall have no further Obligations upon the occurrence of any of the following:

(a) Upon the expiration of the Purchase Agreement (subject to the provisions set forth below); and

(b) In the event that the Investor shall breach any of its obligations under this Agreement.

Notwithstanding anything to the contrary contained in this Agreement, the Obligations shall continue following the expiration of the Purchase Agreement in the event that on the date of the expiration thereof the Investor shall be the record and beneficial owner of at least 1,000,000 shares of Common Stock having been issued to the Investor upon the conversion of Convertible Debentures (without giving effect to any adjustment to the number of shares of Common Stock issuable under the Convertible Debentures in accordance with their terms), and thereafter the Obligations shall continue until the first to occur of (x) the one-year anniversary of the date of the expiration of the Purchase Agreement and (y) the date on which the Investor shall be the record and beneficial owner of less than 1,000,000 shares of Common Stock having been issued to the Investor upon the conversion of Convertible Debentures (without giving effect to any adjustment to the number of shares of Common Stock issuable under the Convertible Debentures in accordance with their terms).

Upon the termination of the obligations of the Corporation and the Substantial Stockholder as described in paragraph (a) above, the Investor shall, immediately upon demand therefor in writing by the Corporation or ~~any officer~~ [the CEO] thereof, cause the Designee to submit his resignation in writing as a Director of the Corporation, such resignation to be effective immediately upon such submission.

Section 4. Successor Designee. In the event of the death, disability, removal or resignation of the Designee, the Investor shall have the right to recommend a successor Designee to the Board of Directors. Provided that the Board of Directors determines that the successor Designee is reasonably acceptable, the Board of Directors shall designate such successor Designee to the Board of Directors, and such successor Designee shall be treated in all respects as the Designee hereunder.

Section 5. Pre-emptive Rights. For the Pre-Emptive Right Period (as defined below), in the event that the Corporation offers to sell shares of Common Stock to one or more persons or entities ("Prospective Buyers") in an offering which is not pursuant to a registration statement under the Securities Act of 1933, the Corporation shall give the Investor written notice thereof, which notice shall contain the per share purchase price to be paid by the Prospective Buyers. The Investor shall have the right (but not the obligation) to buy, for cash at the same per share

purchase price to be paid by the Prospective Buyers, such number of shares from the Corporation so as to maintain its percentage ownership in the Corporation's issued and outstanding shares of Common Stock. The Investor shall exercise such right by sending to the Corporation, within five business days after receipt of the Corporation's notice, a certified or cashiers check in the amount of the total purchase price for the shares being purchased together with a notice stating the number of shares being purchased. For the purposes hereof, the "**Pre-Emptive Right Period**" shall mean the time period commencing on the date on which the Investor becomes the record and beneficial owner of at least 1,000,000 shares of Common Stock having been issued by conversion of Convertible Debentures (without giving effect to any adjustment to the number of shares of Common Stock issuable under the Convertible Debentures in accordance with their terms) (the "**Start Date**") and ending on the first to occur of (x) the two-year anniversary of the Start Date and (y) the date on which the Investor becomes the record and beneficial owner of less than 1,000,000 of such shares (without giving effect to any adjustment to the number of shares of Common Stock issuable under the Convertible Debentures in accordance with their terms).

Section 6. Management Participation Rights. For the Management Period (as defined below), the Corporation shall give one mutually agreed upon representative of the Investor the opportunity, in the capacity as a consultant, to participate in the Corporation's material operating decisions, including, but not limited to, those containing finance and marketing. For the purposes hereof the "**Management Period**" shall mean the time period commencing on the date hereof and expiring upon the expiration of the Purchase Agreement; unless on the date of the expiration of the Purchase Agreement the Investor shall be the record and beneficial owner of at least 1,000,000 shares of Common Stock having been issued to the Investor upon the conversion of Convertible Debentures (without giving effect to any adjustment to the number of shares of Common Stock issuable under the Convertible Debentures in accordance with their terms), in which event the Management Period shall continue until the first to occur of (x) the one-year anniversary of the date of the expiration of the Purchase Agreement and (y) the date on which the Investor becomes the record and beneficial owner of less than 1,000,000 of such shares (without giving effect to any adjustment to the number of shares of Common Stock issuable under the Convertible Debentures in accordance with their terms). The initial representative shall be Arthur Richardson.

Section 7. Confidentiality.

(a) The Investor acknowledges that the Designee, in his capacity as a director of the Corporation, the Designee will obtain and have access to information concerning the Corporation's business, assets, liabilities, financial condition, results of operations, cash flows, markets and marketing, customers, employees, processes, products, strategies, plans, projections and forecasts and other information about the Corporation (together with all analyses, compilations, studies, notes, summaries or other documents containing or based on the information obtained from the Corporation, the "**Corporation Information**") on the same basis as other non-employee directors of the Corporation. The Investor acknowledges and agrees that by virtue of the Designee's position as a Director of the Corporation, the Designee owes a fiduciary duty to the Corporation to refrain from improper disclosure of confidential information. All information which the Designee obtain as a result of his service as a Director of the Corporation shall be deemed to be confidential unless such information (i) was in or

enters the public domain or was or becomes generally available to the public other than as a result of disclosure by the Designee or any Representative thereof, (ii) was independently acquired by a Designee (other than information acquired by the Designee as a result of his membership on the Board of Directors) without violating any of the obligations of any of the Designee or any of his Representatives under this Agreement or any other confidentiality agreement, or under any other contractual, legal, fiduciary or binding obligation or duty of the Designee or his Representatives, (iii) was available, or becomes available, to the Designee on a non-confidential basis other than as a result of its disclosure to the Designee by the Corporation or any director, officer, employee or agent of the Corporation, but only if to the knowledge of the Designee the source of such information is not bound by a confidentiality agreement with the Corporation or is not otherwise prohibited from transmitting the information to the Designee or its Representatives by a contractual, legal, fiduciary or other binding obligation, or (iv) was authorized in writing by the Corporation to be disclosed.

(b) The Investor acknowledges that the federal securities laws prohibit it from trading in the securities of the Corporation while in the possession of material non-public information relating to the Corporation, or from communicating such information or otherwise making trading recommendations to any other person under circumstances in which it is reasonably foreseeable that such person is likely to trade in the securities of the Corporation. Accordingly, the Investor and its partners, managers, directors, employees, advisors and affiliates will refrain from trading in securities of the Corporation, or recommending that others trade in securities of the Corporation, at any time while in the possession of "material non-public information" regarding the Corporation within the meaning of the federal securities laws.

(c) In the event that the Investor or any of its Representatives is required (whether by oral questions, interrogatories, requests for information or documents, subpoenas, civil or criminal investigative or discovery demands or similar legal processes, or otherwise) to disclose any material non-public information regarding the Corporation, the Investor agrees to provide the Corporation with prompt written notice of such requirement so that the Corporation may seek a protective order or other appropriate remedy, and/or waive compliance with the provisions of this Section 5, and it will cooperate and will cause its Representatives to cooperate with the Corporation with respect to the foregoing. However, the Investor or its Representatives shall be permitted to disclose that portion (and only that portion) such information that the Investor or its Representatives is legally compelled to disclose unless a protective order is in place.

(d) To the extent that any Corporation Information may include materials subject to the attorney-client privilege, the Corporation is not waiving and will not be deemed to have waived or diminished its attorney work-product protections, attorney-client privileges or similar protections and privileges as a result of the disclosure of any Corporation Information (including Corporation Information related to pending or threatened litigation) to any Riley Party.

Section 8. Defined Terms. For purposes of this Agreement, the terms "Affiliate" and "Associate" shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC

under Exchange Act. For purposes of this Agreement, the term "beneficially own" shall have the same meaning as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act. The term "Representative" and "Representatives" of a party hereto shall mean any person acting on behalf of, or with the concurrence of, a party hereto, whether or not pursuant to a written authorization.

Section 9. Successors and Assigns. This Agreement shall not be assignable, in whole or in part, by any party without the prior written consent of the other parties. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation, the Substantial Stockholders and the Investor and their respective successors and permitted assigns.

Section 10. Entire Agreement. This Agreement and the other documents expressly referred to herein contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

Section 11. Notices. Any notice or communication given pursuant to this Agreement by any party to any other party shall be in writing and will be deemed sufficiently given upon personal delivery, one business day after transmission by facsimile, four days after deposit in the United States mail by first class mail, postage prepaid, or two days after deposit with any express courier, postage prepaid, to the parties at the following addresses or to such other address as either party may hereafter designate to the others by like notice:

(i) if to the Corporation, to:

101 Marietta Street
Suite 2600
Atlanta, GA 30303
Attention: Winston D. Johnson
Tel: (404) 230-5705, ext. 2233
Fax: (404) 230-0300

with a copy to:

Hogan & Hartson LLP
875 Third Avenue
New York, NY 10022
Attention: David L, Kovacs, Esq.
Tel: (212) 918-3000
Fax: (212) 918-3100

(ii) if to the Substantial Stockholder, to:

101 Marietta Street
Suite 2600
Atlanta, GA 30303
Tel: (404) 230-5705, ext. 2233
Fax: (404) 230-0300

with a copy to:

Hogan & Hartson LLP
875 Third Avenue
New York, NY 10022
Attention: David L. Kovacs, Esq.
Tel: (212) 918-3000
Fax: (212) 918-3100

(iii) if to the Investor, to:

Arthur Richardson
Simmons-Richardson LLC
440 Beverly Road N.E.
Atlanta, GA 30309
Tel: (404) 229-6280
Fax: (404) 815-8140

and

Norbert Simmons
5325 Fisher Island Drive
Fisher Island, FL 33109
Tel: (404) 942-7997
Fax: (305) 538-1497

Section 12. Amendments and Waivers. No amendment or modification of this Agreement may be made or be effective unless and until it is set forth in writing and signed by all parties hereto. No waiver of any right under this Agreement will be effective unless expressly set forth in a writing signed by each party against whom such waiver is asserted. No course of dealing between the parties will operate as a waiver of any party's rights under this Agreement. A waiver on any one occasion will not be construed as a bar to or waiver of any right or remedy on any future occasion.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

Section 14. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 15. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Section 16. Governing Law. This Agreement shall be governed by, and constituted and enforced in accordance with the laws of the State of Georgia as in effect from time to time, without giving effect to any choice of laws or conflict of laws principles thereof. Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in Georgia, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer as of the day and year first written above.

WINSONIC DIGITAL MEDIA GROUP, LTD.

By: ______________________
Name: Winston D. Johnson
Title: Chairman & CEO

SIMMONS-RICHARDSON LLC

By: ______________________
Name: Arthur Richardson
Title: Member

WINSTON D. JOHNSON

____

Exhibit 4

SECURITY AGREEMENT

This Security Agreement (this "**Agreement**") is made and entered into effective as of October 17, 2008 (the "**Effective Date**") by and between WinSonic Digital Media Group, Ltd., a Nevada corporation (the "**Corporation**"), and Simmons-Richardson LLC, a Georgia limited liability company (the "**Investor**").

RECITALS

A. Investor has agreed to purchase and the Corporation has agreed to issue Convertible Debentures in the aggregate principal amount not to exceed $250,000 (each a "**Convertible Debenture**" and collectively, the "**Convertible Debentures**") pursuant to a Convertible Debenture Purchase Agreement dated as of the date hereof (the "**Purchase Agreement**").

B. The parties wish to secure the payment of the Corporation's obligations under the Purchase Agreement and the Convertible Debentures by the Corporation's grant to the Investor of security interests in and liens upon certain collateral, pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, for and in consideration of loans made or to be made by the Investor to the Corporation, the Corporation's obligations under the Purchase Agreement and the Convertible Debentures, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Security. The payment and performance of the Corporation's obligations under the Purchase Agreement and the Convertible Debentures (collectively, the "**Obligations**"), will at all times be secured as follows:

1.1 Grant of Security Interest. As security for the due performance and payment of the Obligations, the Corporation hereby grants to the Investor a security interest in the "Collateral" as defined in Section 1.2.

1.2 Collateral Defined. As used in this Agreement, the term "**Collateral**" means all of the Corporation's right, title and interest in and to all machinery and equipment located at 55 Marietta Street and 101 Marietta Street, in each case Atlanta, GA 30303, both as of the date hereof and as hereafter acquired by the Corporation and all proceeds thereof.

1.3 Financing Statements and Other Filings. So long as the Corporation is indebted to the Investor for the performance of any Obligations, the Corporation will promptly execute and deliver to the Investor such assignments, notices, financing statements, or other documents and papers as the Investor may reasonably require in order to perfect and maintain the security interest in the Collateral granted to the Investor hereby and to give any third party notice of the Investor's interest in the Collateral. The Corporation will pay to the Investor all reasonable expenses incurred by the Investor in filing such assignments, notices, financing statements or other documents or papers (and

any continuation statements or amendments thereto) upon the full and final discharge of all of the Corporation's Obligations.

Section 2. Representations and Warranties of the Corporation. The Corporation represents and warrants to the Investor that:

2.1 Location; Title; Liens or Claims in Collateral. The Corporation's principal place of business is 101 Marietta Street, Suite 2600, Atlanta, GA 30303. As of the Effective Date, the Corporation owns all right, title and interest in and to the Collateral and no other person or entity has any right, title or interest in or to the Collateral, except for statutory liens for the payment of current taxes that are not yet delinquent and liens or security interests junior or subordinate to those in favor of the Investor. All of the Collateral is (and until the Convertible Debentures have been paid in full and all the Obligations are fully satisfied will be) free and clear of all liens, security interests, mortgages, claims, rights, encumbrances and restrictions of any kind except for statutory tax liens, the security interest granted to Investor under this Agreement and liens or security interests junior or subordinate to those in favor of Investor.

Section 3. Covenants of the Corporation. The Corporation hereby covenants and agrees with Investor as follows:

3.1 Maintenance of Records. The Corporation will keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Collateral belonging to it. During the Corporation's regular business hours and after written request to the Corporation given at least two days in advance, Investor will have the right to inspect the books and records of the Corporation pertaining to the Collateral, and the Corporation will produce such books and records promptly at the Corporation's offices where such books and records are kept in the ordinary course of the Corporation's business following written request by Investor, for so long as the Corporation has Obligations to Investor under the Convertible Debentures or Investor's Commitment remains outstanding.

3.2 Moving of Collateral. The Corporation will promptly send written notice to Investors if it moves or relocates any Collateral with a value greater than $10,000 that remains owned by the Corporation (other than Collateral that is sold, leased or otherwise transferred by the Corporation in a bona fide transaction for value) to any location other than where the Collateral is located on the Effective Date. Any notice provided by the Corporation relating to the movement of Collateral shall indicate in detail the description of the Collateral to be moved or relocated and the location(s) and address(es) to which such Collateral is to be moved.

3.3 Sale of Collateral. The Corporation will not, without Investor's prior written consent, which shall not be unreasonably withheld, sell, lease, assign, transfer or otherwise dispose of the Collateral, any part thereof or any interest therein, or any of the Corporation's rights therein, to any person, entity or party other than Investor, except for the disposition in the ordinary course of business of any item of equipment that has become worn-out or obsolete.

3.4 Protection of Collateral. The Corporation shall take any and all actions reasonably necessary to defend its right, title and interest to the Collateral against all persons and to

defend the security interest of the Investor in the Collateral created hereby, and the priority thereof, against any lien, encumbrance, security interest or other claim of any nature asserted by any person (other than as set forth in Schedule 2(b)). The Corporation shall keep the Collateral in good condition and repair (ordinary wear and tear excepted) and shall promptly notify the Investor if the Corporation changes its name or the location of its principal place of business.

3.5 Further Assurances. The Corporation shall from time to time do and perform such other and further acts and execute and deliver any and all such further instruments, in form and substance reasonably acceptable to the Investor, as may be required by law and reasonably requested by the Investor to establish, maintain, perfect and protect the Investor's security interest in any of the Collateral as provided in this Agreement, including, without limitation, UCC financing statements and any assignments or other instruments.

Section 4. Lender's Rights and Remedies Upon Event of Default.

4.1 General Remedies. In the event of an occurrence of any uncured and unwaived Event of Default (as that term is defined in the Convertible Debentures), and after the expiration of any notice, cure or grace period, in addition to exercising any other rights or remedies the Investor may have under the Convertible Debentures, at law or in equity, or pursuant to applicable law, the Investor may, at its option, exercise any one or all of the following rights and remedies (i) collect the Collateral and its proceeds; (ii) take possession of the Collateral wherever it may be found, using all reasonable means to do so, or require the Corporation to assemble the Collateral and make it available to the Investor at a place designated by the Investor which is reasonably convenient to the Corporation; (iii) proceed with the foreclosure of the security interest in the Collateral granted herein and the sale or endorsement and collection of the proceeds of the Collateral in any manner permitted by law or provided for herein; (iv) sell, lease or otherwise dispose of the Collateral at public sale, with or without having the Collateral at the place of sale; (v) institute a suit or other action against the Corporation for recovery on the Convertible Debentures; (vi) exercise any rights and remedies of a secured party under applicable law; and/or (vii) offset, against any payment due from the Corporation to the Investor, the whole or any part of any indebtedness of the Investor to the Corporation.

4.2 No Election of Remedies. The election by the Investor of any right or remedy will not prevent the Investor from exercising any other right or remedy against the Corporation.

4.3 Proceeds. If an uncured and unwaived Event of Default occurs, after the expiration of any notice, cure or grace period, all proceeds and payments with respect to the Collateral will be retained by the Investor (or if received by the Corporation will be held in trust and will be forthwith delivered by the Corporation to the Investor in the original form received, endorsed in blank) and held by the Investor as part of the Collateral or applied by the Investor to the payment of the Obligations.

4.4 Sales of Collateral. Any item of Collateral may be sold for cash or other value at a public or private sale or other disposition and the proceeds thereof collected by or for the Investor. The Corporation agrees to promptly execute and deliver, or promptly cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates and affidavits and supply or cause to be supplied such further information and take such further action as the Investor may

reasonably require in connection with any such sale or disposition. If any notice of a proposed sale, lease, license or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given and received at least 20 days before such sale, lease, license or other disposition. The Investor agrees to give the Corporation, at least 20 days prior written notice of any sale, lease, license or other disposition of Collateral (or any part thereof) by the Investor.

4.5 Application of Proceeds. The proceeds of all sales and collections in respect of the Collateral, the application of which is not otherwise specifically herein provided for, will be applied as follows: (i) first to the payment of the reasonable costs and expenses of such sale or sales and collections and the reasonable attorneys', fees and out-of-pocket expenses incurred by the Investor relating to costs of collection; (ii) second, any surplus then remaining will be applied first, to the payment of all unpaid interest accrued under the Convertible Debentures, and then to the payment of unpaid principal under the Convertible Debentures; and (iii) third, any surplus then remaining will be paid to the Corporation; *provided, however*, that the Corporation shall remain liable to the Investor to the extent of any deficiency between the amount of the proceeds of such distribution and the aggregate of the amounts referred to in clauses (i) and (ii) of this Section 4.5.

Section 5. Termination. When all Obligations have been paid and performed in full and discharged or the Obligations have been converted to equity in accord with the terms of the Convertible Debentures, this Agreement and the security interests granted to the Investor under this Agreement will terminate. The Investor will promptly execute and deliver such documents as may be reasonably necessary and requested by the Corporation to release the Collateral from the security interests granted to the Investor in this Agreement.

Section 6. Successors and Assigns. This Agreement shall not be assignable, in whole or in part, by either party without the prior written consent of the other party. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and the Investor and their respective successors and permitted assigns.

Section 7. Entire Agreement. This Agreement and the other documents expressly referred to herein contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

Section 8. Notices. Any notice or communication given pursuant to this Agreement by any party to any other party shall be in writing and will be deemed sufficiently given upon personal delivery, one business day after transmission by facsimile, four days after deposit in the United States mail by first class mail, postage prepaid, or two days after deposit with any express courier, postage prepaid, to the parties at the following addresses or to such other address as either party may hereafter designate to the others by like notice:

(i) if to the Corporation, to:

101 Marietta Street
Suite 2600
Atlanta, GA 30303
Attention: Winston D. Johnson
Tel: (404) 230-5705, ext. 2233
Fax: (404) 230-0300

with a copy to:

Hogan & Hartson LLP
875 Third Avenue
New York, NY 10022
Attention: David L, Kovacs, Esq.
Tel: (212) 918-3000
Fax: (212) 918-3100

(ii) if to the Investor, to:

Arthur Richardson
Simmons-Richardson LLC
440 Beverly Road N.E.
Atlanta, GA 30309
Tel: (404) 229-6280
Fax: (404) 815-8140

and

Norbert Simmons
5325 Fisher Island Drive
Fisher Island, FL 33109
Tel: (404) 942-7997
Fax: (305) 538-1497

Section 9. Amendments and Waivers. No amendment or modification of this Agreement may be made or be effective unless and until it is set forth in writing and signed by all parties hereto. No waiver of any right under this Agreement will be effective unless expressly set forth in a writing signed by each party against whom such waiver is asserted. No course of dealing between the parties will operate as a waiver of any party's rights under this Agreement. A waiver on any one occasion will not be construed as a bar to or waiver of any right or remedy on any future occasion.

Section 10. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

Section 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 12. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Section 13. Governing Law. This Agreement shall be governed by, and constituted and enforced in accordance with the laws of the State of Georgia as in effect from time to time, without giving effect to any choice of laws or conflict of laws principles thereof. Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in Georgia, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

Section 14. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer as of the day and year first written above.

WINSONIC DIGITAL MEDIA GROUP, LTD.

By: ______________________________

Name: Winston D. Johnson

Title: Chairman & CEO

SIMMONS-RICHARDSON LLC

By: ______________________________

Name: Arthur Richardson

Title: Member

Exhibit 5

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "**ACT**"). THEY MAY NOT BE SOLD, ASSIGNED, DONATED, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT, OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

Warrant Issue Date: As of October 17, 2008

WARRANT TO PURCHASE SHARES OF COMMON STOCK

THIS IS TO CERTIFY THAT, Simmons-Richardson LLC, a Georgia limited liability company (the "**Investor**") is entitled to exercise this Warrant to purchase from WinSonic Digital Media Group, Ltd., a Nevada corporation (the "**Corporation**"), up to 2,083,333 shares of the Common Stock of the Corporation, par value $.001 per share (the "**Shares**"), subject to adjustment as set forth in accordance with Section 8 (collectively, the "**Warrant Shares**") and exercisable in accordance with Section 4, all on the terms and conditions and pursuant to the provisions hereinafter set forth. This Warrant is being granted pursuant to the terms of that certain Convertible Secured Debenture Purchase Agreement, dated the date hereof (the "**Purchase Agreement**") by and between the Corporation and the Investor. Capitalized terms not elsewhere defined herein shall have the meanings set forth in the Purchase Agreement.

Section 1. Purchase of Shares. Subject to the terms and conditions set forth herein, the Investor may, at any time surrender this Warrant at the principal office of the Corporation in order to purchase all or any portion of the Warrant Shares.

Section 2. Exercise Price. The purchase price for each Warrant Share shall be $0.12, as may be adjusted from time to time pursuant to Section 7 hereof (the "**Exercise Price**").

Section 3. Exercise Period. This Warrant shall be exercisable, in whole or in part, at any time during the period (the "**Exercise Period**") beginning the date hereof and ending on the second anniversary of the date hereof (the "**Expiration Date**").

Section 4. Method of Exercise.

(a) The exercise of this Warrant shall be effected by (i) the surrender of the Warrant with written instructions to the secretary of the Corporation at its principal offices, and (ii) the payment to the Corporation of an amount in immediately available funds equal to the applicable Warrant Price per share multiplied by the number of Warrant Shares then being

purchased.

(b) Unless this Warrant has been fully exercised or expired, a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised shall be issued and delivered to the Investor as soon as possible.

Section 5. Certificates for Warrant Shares. Upon the exercise of this Warrant, the Investor shall, as of the close of business on such day, be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Investor. One or more certificates for the number of Warrant Shares so purchased shall be issued and delivered, at the Corporation's expense, as soon as possible thereafter. The certificate or certificates so delivered shall be registered in the name of the Investor or such other name as shall be designated in said exercise instructions.

Section 6. Issuance of Shares. The Corporation covenants that the Warrant Shares when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof. During the Exercise Period, the Corporation covenants that it will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of Shares to provide for the exercise of this Warrant. In the event that there is an insufficient number of Shares reserved for issuance pursuant to the exercise of this Warrant, the Corporation will take appropriate corporate action to increase its authorized but unissued Shares to such number of Shares as shall be sufficient for such purpose. The Corporation shall use its best efforts to obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of Warrant Shares upon exercise of this Warrant. The Corporation agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Warrant Shares upon exercise of this Warrant.

Section 7. Adjustment of Exercise Price and Number of Shares.

(a) In case the Corporation shall merge with or consolidate into another corporation or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business (in either one transaction or a series of transactions) and, pursuant to the terms of such merger, consolidation or disposition of assets, cash or shares of stock or other securities, property or assets of the Corporation, or a successor or transferee or affiliate thereof, are to be received by or distributed to the holders of Shares, the Investor shall be given a written notice from the Corporation informing the Investor of the terms of such merger, consolidation or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least 10 days in advance of such recorded date, and the Investor shall have the right thereafter to receive upon exercise of this Warrant, as permitted herein, the number of shares of stock or other securities property or assets of the Corporation, or a successor or transferee or affiliate thereof, or cash, receivable upon or as a result of such merger, consolidation or disposition of assets by a

holder of the number of shares of the Shares equal to the number of Warrant Shares into which this Warrant was exercisable as of the date of such transaction.

(b) If the Corporation shall (i) pay a dividend or make a distribution on the outstanding Shares or (ii) subdivide the outstanding Shares, the Exercise Price shall be adjusted proportionately such that the holder of this Warrant exercised after the record date for such dividend or distribution (which for this purpose shall be the close of business on the date fixed by the Board of Directors as the record date), or after the close of business on the effective date of such subdivision shall have the right thereafter to receive upon exercise of this Warrant the aggregate number and kind of shares of capital stock of the Corporation, cash or other assets which such holder would have been entitled to receive if this Warrant had been exercised immediately prior to such record date.

Section 8. Purchase Entirely for Own Account. The Investor acknowledges that this Warrant and the Warrant Shares will be acquired solely for the Investor's own account, not as a nominee or agent, and for investment, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

Section 9. Legends. It is understood that the Warrant and the underlying Shares may bear the following legends in addition to any legends required by the laws of any State in which such "restricted securities" are issued:

> "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, ASSIGNED, DONATED, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT, OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT LEGISLATION UNDER THE ACT IS NOT REQUIRED."

Section 10. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares to which the Investor would otherwise be entitled the Corporation shall make a cash payment equal to the Exercise Price then in effect multiplied by such fraction.

Section 11. No Stockholder Rights. Prior to exercise of this Warrant, the Investor shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, or be notified of stockholder meetings, and the Investor shall not be entitled to any notice or other communication concerning the business or affairs of the Corporation.

Section 12. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Corporation, or in the case of mutilation, or surrender and cancellation of this Warrant, the Corporation at its expense shall execute and deliver, in lieu of this Warrant, a new Warrant of like tenor and amount.

Section 13. Successors and Assigns. This Warrant shall not be assignable, in whole or in part, by either party without the prior written consent of the other party. The provisions of this Warrant shall inure to the benefit of, and be binding upon, the Corporation and the Investor and their respective successors and permitted assigns.

Section 14. Entire Agreement. This Warrant and the other documents expressly referred to herein contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

Section 15. Notices. Any notice or communication given pursuant to this Warrant by any party to any other party shall be in writing and will be deemed sufficiently given upon personal delivery, one business day after transmission by facsimile, four days after deposit in the United States mail by first class mail, postage prepaid, or two days after deposit with any express courier, postage prepaid, to the parties at the following addresses or to such other address as either party may hereafter designate to the others by like notice:

A. if to the Corporation, to:

101 Marietta Street
Suite 2600
Atlanta, GA 30303
Attention: Winston D. Johnson
Tel: (404) 230-5705, ext. 2233
Fax: (404) 230-0300

with a copy to:

Hogan & Hartson LLP
875 Third Avenue
New York, NY 10022
Attention: David L, Kovacs, Esq.
Tel: (212) 918-3000
Fax: (212) 918-3100

B. if to the Investor, to:

Arthur Richardson
Simmons-Richardson LLC
440 Beverly Road N.E.
Atlanta, GA 30309
Tel: (404) 229-6280
Fax: (404) 815-8140

and

Norbert Simmons
5325 Fisher Island Drive
Fisher Island, FL 33109
Tel: (404) 942-7997
Fax: (305) 538-1497

Section 16. Amendments and Waivers. No amendment or modification of this Warrant may be made or be effective unless and until it is set forth in writing and signed by all parties hereto. No waiver of any right under this Warrant will be effective unless expressly set forth in a writing signed by each party against whom such waiver is asserted. No course of dealing between the parties will operate as a waiver of any party's rights under this Warrant. A waiver on any one occasion will not be construed as a bar to or waiver of any right or remedy on any future occasion.

Section 17. Headings. The headings of the various sections of this Warrant have been inserted for convenience of reference only and shall not be deemed to be a part of this Warrant.

Section 18. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Section 19. Governing Law. This Warrant shall be governed by, and constituted and enforced in accordance with the laws of the State of Georgia as in effect from time to time, without giving effect to any choice of laws or conflict of laws principles thereof. Any legal action, suit or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby may be instituted in any state or federal court in Georgia, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

Section 20. Severability. Any provision of this Warrant that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, each of the parties has caused this Warrant to be executed by its duly authorized officer as of the day and year first written above.

WINSONIC DIGITAL MEDIA GROUP, LTD.

By: ______________________
Name: Winston D. Johnson
Title: Chairman & CEO

SIMMONS-RICHARDSON LLC

By: ______________________
Name: Arthur Richardson
Title: Member